UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2017

Date of reporting period:	9/30/2017

Item 1 – Reports to Stockholders

PRUDENTIAL QMA STOCK INDEX FUND

ANNUAL REPORT

SEPTEMBER 30, 2017

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Objective: Provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)

Highlights

PRUDENTIAL QMA STOCK INDEX FUND

•	The Fund closely tracked the performance of the S&P 500 Index over the 12-month period ending September 30, 2017, before deduction of fees and expenses.

•	The Fund holds all stocks included in the Index in approximately the same proportions. (For a complete list of holdings, refer to the Schedule of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM) a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

Prudential QMA Stock Index Fund

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Stock Index Fund informative and useful. The report covers performance for the 12-month period ended September 30, 2017.

Significant events during the reporting period included a new President, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Stock Index Fund

November 16, 2017

Prudential QMA Stock Index Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	14.14	12.89	6.59
Class C	16.24	12.92	6.23
Class I	18.40	14.03	7.32
Class Z	18.31	13.96	7.26
S&P 500 Index	18.59	14.21	7.43
Lipper S&P 500 Index Funds Average	18.04	13.62	6.88

	Average Annual Total Returns as of 9/30/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	17.97	13.64	6.95
Class C	17.24	12.92	6.23
Class I	18.40	14.03	7.32
Class Z	18.31	13.96	7.26
S&P 500 Index	18.59	14.21	7.43
Lipper S&P 500 Index Funds Average	18.04	13.62	6.88

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2007) and the account values at the end of the current fiscal year (September 30, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Prudential QMA Stock Index Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class I*	Class Z*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS–UPDATE” in the front of this report for more information.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper S&P 500 Index Funds Average—The Lipper S&P 500 Index Funds Average (Lipper Average) is based on the average return of all funds in the Lipper S&P 500 Index Funds Average universe for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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12-month performance broken out by S&P 500 Index sectors.

S&P 500 Index as of 9/30/17

*Sector weightings are subject to change.

Source: FactSet.

Prudential QMA Stock Index Fund	9

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Stock Index Fund’s Class A shares returned 17.97% without sales charges in the 12-month reporting period that ended September 30, 2017, underperforming the 18.59% return of the S&P 500 Index (“the Index”), and slightly underperforming the 18.04% return of the Lipper S&P 500 Index Funds Average.

•	The Fund closely tracked the performance of the Index over the 12-month period ending September 30, 2017, before deduction of fees and expenses.

•	The Fund holds all stocks included in the Index in approximately the same proportions.

•	The Fund held S&P 500 stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had a small negative impact on performance over the year.

What were market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new Administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new Administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury

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yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump Administration. International equities recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the quarter, the Fed provided details on how it planned to reduce its balance sheet.

Current outlook

•

At the end of the reporting period, the global economy was firing on all cylinders, with growth more synchronized and robust than it has been in a decade, mainly because of better growth in Japan, Europe, and the emerging markets.

•

Quantitative Management Associates LLC (QMA), the Fund’s subadviser, believes the US economic expansion remains on track. Growth has bounced back from a weak first quarter, while diminished headwinds and supportive financial conditions point to continued strength.

•

A key question is the timing of the next US recession. The yield curve bears special watching, in QMA’s view. Based on historical patterns, current levels suggest the recovery could extend at least through 2018. Using the late cycles of the last two long-lived expansions as a guide, the next recession may not begin until 2020.

Prudential QMA Stock Index Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

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over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Stock Index Fund		Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,074.20	0.52%	$2.70
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64
Class C	Actual	$1,000.00	$1,070.90	1.17%	$6.07
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92
Class I	Actual	$1,000.00	$1,076.30	0.18%	$0.94
	Hypothetical	$1,000.00	$1,024.17	0.18%	$0.91
Class Z	Actual	$1,000.00	$1,075.90	0.24%	$1.25
	Hypothetical	$1,000.00	$1,023.87	0.24%	$1.22

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2017, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA Stock Index Fund	13

Schedule of Investments

as of September 30, 2017

	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS 97.9%

Aerospace & Defense 2.5%
Arconic, Inc.	22,181	$551,863
Boeing Co. (The)	28,374	7,212,955
General Dynamics Corp.	14,412	2,962,819
L3 Technologies, Inc.	4,100	772,563
Lockheed Martin Corp.	12,556	3,896,001
Northrop Grumman Corp.	8,948	2,574,519
Raytheon Co.	14,644	2,732,277
Rockwell Collins, Inc.	8,363	1,093,128
Textron, Inc.	13,234	713,048
TransDigm Group, Inc.(a)	2,500	639,125
United Technologies Corp.	37,640	4,369,251

		27,517,549

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	6,500	494,650
Expeditors International of Washington, Inc.	9,000	538,740
FedEx Corp.	12,416	2,800,801
United Parcel Service, Inc. (Class B Stock)	34,840	4,183,936

		8,018,127

Airlines 0.5%
Alaska Air Group, Inc.	6,500	495,755
American Airlines Group, Inc.	23,700	1,125,513
Delta Air Lines, Inc.	34,500	1,663,590
Southwest Airlines Co.	28,674	1,605,171
United Continental Holdings, Inc.*	13,800	840,144

		5,730,173

Auto Components 0.2%
BorgWarner, Inc.	9,700	496,931
Delphi Automotive PLC	13,700	1,348,080
Goodyear Tire & Rubber Co. (The)	10,571	351,486

		2,196,497

Automobiles 0.5%
Ford Motor Co.	195,538	2,340,590
General Motors Co.	69,000	2,786,220
Harley-Davidson, Inc.	8,800	424,248

		5,551,058

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	15

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Banks 6.4%
Bank of America Corp.	497,795	$12,614,125
BB&T Corp.	40,458	1,899,098
Citigroup, Inc.	138,795	10,095,948
Citizens Financial Group, Inc.	24,400	924,028
Comerica, Inc.	8,661	660,488
Fifth Third Bancorp	37,673	1,054,091
Huntington Bancshares, Inc.	54,329	758,433
JPMorgan Chase & Co.	178,493	17,047,866
KeyCorp	53,335	1,003,765
M&T Bank Corp.	7,900	1,272,216
People’s United Financial, Inc.	16,200	293,868
PNC Financial Services Group, Inc. (The)	24,402	3,288,658
Regions Financial Corp.	60,074	914,927
SunTrust Banks, Inc.	23,883	1,427,487
U.S. Bancorp	80,095	4,292,291
Wells Fargo & Co.	226,716	12,503,387
Zions Bancorporation	9,700	457,646

		70,508,322

Beverages 2.0%
Brown-Forman Corp. (Class B Stock)	8,760	475,668
Coca-Cola Co. (The)	193,864	8,725,819
Constellation Brands, Inc. (Class A Stock)	8,700	1,735,215
Dr. Pepper Snapple Group, Inc.	9,300	822,771
Molson Coors Brewing Co. (Class B Stock)	9,494	775,090
Monster Beverage Corp.*	19,850	1,096,712
PepsiCo, Inc.	72,151	8,039,786

		21,671,061

Biotechnology 3.1%
AbbVie, Inc.	80,674	7,168,692
Alexion Pharmaceuticals, Inc.*	11,300	1,585,277
Amgen, Inc.	37,346	6,963,162
Biogen, Inc.*	10,820	3,387,958
Celgene Corp.*	39,500	5,759,890
Gilead Sciences, Inc.	66,000	5,347,320
Incyte Corp.*	8,700	1,015,638
Regeneron Pharmaceuticals, Inc.*	3,930	1,757,182
Vertex Pharmaceuticals, Inc.*	12,530	1,905,061

		34,890,180

See Notes to Financial Statements.

16

	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.3%
A.O. Smith Corp.	6,500	$386,295
Allegion PLC	4,733	409,263
Fortune Brands Home & Security, Inc.	8,000	537,840
Johnson Controls International PLC	46,487	1,872,961
Masco Corp.	15,926	621,273

		3,827,632

Capital Markets 2.9%
Affiliated Managers Group, Inc.	3,000	569,490
Ameriprise Financial, Inc.	7,671	1,139,220
Bank of New York Mellon Corp. (The)	52,038	2,759,055
BlackRock, Inc.	6,120	2,736,191
CBOE Holdings, Inc.	4,400	473,572
Charles Schwab Corp. (The)	61,111	2,672,995
CME Group, Inc.	16,980	2,303,846
E*TRADE Financial Corp.*	13,420	585,246
Franklin Resources, Inc.	16,442	731,833
Goldman Sachs Group, Inc. (The)	18,400	4,364,296
Intercontinental Exchange, Inc.	29,740	2,043,138
Invesco Ltd.	19,900	697,296
Moody’s Corp.	8,576	1,193,865
Morgan Stanley	71,336	3,436,255
Nasdaq, Inc.	5,900	457,663
Northern Trust Corp.	11,162	1,026,123
Raymond James Financial, Inc.	6,600	556,578
S&P Global, Inc.	13,200	2,063,292
State Street Corp.	17,962	1,716,090
T. Rowe Price Group, Inc.	12,100	1,096,865

		32,622,909

Chemicals 2.2%
Air Products & Chemicals, Inc.	11,132	1,683,381
Albemarle Corp.	5,600	763,336
CF Industries Holdings, Inc.	10,800	379,728
DowDuPont, Inc.	115,428	7,991,080
Eastman Chemical Co.	7,386	668,359
Ecolab, Inc.	13,282	1,708,198
FMC Corp.	6,600	589,446
International Flavors & Fragrances, Inc.	3,875	553,776
LyondellBasell Industries NV, (Class A Stock)	16,900	1,673,945
Monsanto Co.	22,084	2,646,105
Mosaic Co. (The)	14,900	321,691

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	17

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
PPG Industries, Inc.	13,048	$1,417,796
Praxair, Inc.	14,328	2,002,195
Sherwin-Williams Co. (The)	4,166	1,491,595

		23,890,631

Commercial Services & Supplies 0.3%
Cintas Corp.	4,500	649,260
Republic Services, Inc.	11,775	777,856
Stericycle, Inc.*	4,000	286,480
Waste Management, Inc.	20,713	1,621,207

		3,334,803

Communications Equipment 1.0%
Cisco Systems, Inc.	252,044	8,476,240
F5 Networks, Inc.*	3,500	421,960
Harris Corp.	6,350	836,168
Juniper Networks, Inc.	18,900	525,987
Motorola Solutions, Inc.	8,216	697,292

		10,957,647

Construction & Engineering 0.1%
Fluor Corp.	6,774	285,185
Jacobs Engineering Group, Inc.	5,900	343,793
Quanta Services, Inc.*	6,500	242,905

		871,883

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,300	680,559
Vulcan Materials Co.	6,800	813,280

		1,493,839

Consumer Finance 0.7%
American Express Co.	37,659	3,406,633
Capital One Financial Corp.	24,566	2,079,757
Discover Financial Services	19,318	1,245,625
Navient Corp.	14,192	213,164
Synchrony Financial	37,965	1,178,813

		8,123,992

Containers & Packaging 0.4%
Avery Dennison Corp.	4,768	468,885
Ball Corp.	17,128	707,386

See Notes to Financial Statements.

18

	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
International Paper Co.	20,784	$1,180,947
Packaging Corp. of America	4,600	527,528
Sealed Air Corp.	9,636	411,650
WestRock Co.	12,533	710,997

		4,007,393

Distributors 0.1%
Genuine Parts Co.	7,699	736,409
LKQ Corp.*	15,300	550,647

		1,287,056

Diversified Consumer Services 0.0%
H&R Block, Inc.	10,120	267,978

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	96,150	17,626,218
Leucadia National Corp.	15,900	401,475

		18,027,693

Diversified Telecommunication Services 2.1%
AT&T, Inc.	309,993	12,142,426
CenturyLink, Inc.(a)	26,508	501,001
Level 3 Communications, Inc.*	14,800	788,692
Verizon Communications, Inc.	205,633	10,176,777

		23,608,896

Electric Utilities 1.9%
Alliant Energy Corp.	11,000	457,270
American Electric Power Co., Inc.	24,391	1,713,224
Duke Energy Corp.	35,139	2,948,865
Edison International	16,262	1,254,939
Entergy Corp.	9,015	688,385
Eversource Energy	15,700	948,908
Exelon Corp.	46,212	1,740,806
FirstEnergy Corp.	21,577	665,219
NextEra Energy, Inc.	23,672	3,469,132
PG&E Corp.	25,603	1,743,308
Pinnacle West Capital Corp.	5,700	481,992
PPL Corp.	33,452	1,269,503
Southern Co. (The)	49,515	2,433,167
Xcel Energy, Inc.	25,283	1,196,392

		21,011,110

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	19

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment 0.6%
Acuity Brands, Inc.	2,400	$411,072
AMETEK, Inc.	11,700	772,668
Eaton Corp. PLC	22,493	1,727,238
Emerson Electric Co.	32,650	2,051,726
Rockwell Automation, Inc.	6,463	1,151,771

		6,114,475

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. (Class A Stock)	15,500	1,311,920
Corning, Inc.	45,797	1,370,246
FLIR Systems, Inc.	6,300	245,133
TE Connectivity Ltd.	18,100	1,503,386

		4,430,685

Energy Equipment & Services 0.8%
Baker Hughes a GE Co.	21,445	785,316
Halliburton Co.	42,922	1,975,699
Helmerich & Payne, Inc.(a)	5,100	265,761
National Oilwell Varco, Inc.	18,100	646,713
Schlumberger Ltd.	69,672	4,860,319
TechnipFMC PLC (United Kingdom)*	22,500	628,200

		9,162,008

Equity Real Estate Investment Trusts (REITs) 2.8%
Alexandria Real Estate Equities, Inc.	4,200	499,674
American Tower Corp.	21,500	2,938,620
Apartment Investment & Management Co. (Class A Stock)	7,580	332,459
AvalonBay Communities, Inc.	7,111	1,268,745
Boston Properties, Inc.	8,000	983,040
Crown Castle International Corp.	19,800	1,979,604
Digital Realty Trust, Inc.	8,900	1,053,137
Duke Realty Corp.	15,900	458,238
Equinix, Inc.	3,986	1,778,952
Equity Residential	18,200	1,199,926
Essex Property Trust, Inc.	3,300	838,299
Extra Space Storage, Inc.	6,600	527,472
Federal Realty Investment Trust	3,600	447,156
GGP, Inc.	28,200	585,714
HCP, Inc.	23,400	651,222
Host Hotels & Resorts, Inc.	36,736	679,249
Iron Mountain, Inc.	12,105	470,884
Kimco Realty Corp.	21,100	412,505

See Notes to Financial Statements.

20

	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Macerich Co. (The)	6,000	$329,820
Mid-America Apartment Communities, Inc.	5,800	619,904
Prologis, Inc.	26,937	1,709,422
Public Storage	7,700	1,647,723
Realty Income Corp.	13,300	760,627
Regency Centers Corp.	7,200	446,688
SBA Communications Corp.*	5,400	777,870
Simon Property Group, Inc.	15,689	2,526,086
SL Green Realty Corp.	5,400	547,128
UDR, Inc.	13,100	498,193
Ventas, Inc.	17,633	1,148,437
Vornado Realty Trust	8,884	683,002
Welltower, Inc.	18,400	1,293,152
Weyerhaeuser Co.	37,439	1,274,049

		31,366,997

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	22,308	3,664,981
CVS Health Corp.	51,399	4,179,767
Kroger Co. (The)	45,468	912,088
Sysco Corp.	24,680	1,331,486
Wal-Mart Stores, Inc.	74,526	5,823,462
Walgreens Boots Alliance, Inc.	44,878	3,465,479

		19,377,263

Food Products 1.2%
Archer-Daniels-Midland Co.	27,959	1,188,537
Campbell Soup Co.	8,947	418,898
Conagra Brands, Inc.	19,843	669,503
General Mills, Inc.	28,844	1,492,965
Hershey Co. (The)	7,016	765,937
Hormel Foods Corp.	12,400	398,536
J.M. Smucker Co. (The)	6,100	640,073
Kellogg Co.	12,370	771,517
Kraft Heinz Co. (The)	30,055	2,330,765
McCormick & Co., Inc.	5,900	605,576
Mondelez International, Inc. (Class A Stock)	76,366	3,105,042
Tyson Foods, Inc. (Class A Stock)	14,800	1,042,660

		13,430,009

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	87,313	4,659,022
Align Technology, Inc.*	3,800	707,826

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	21

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Baxter International, Inc.	24,374	$1,529,468
Becton, Dickinson and Co.	11,481	2,249,702
Boston Scientific Corp.*	68,472	1,997,328
C.R. Bard, Inc.	3,812	1,221,746
Cooper Cos., Inc. (The)	2,600	616,486
Danaher Corp.	30,600	2,624,868
DENTSPLY SIRONA, Inc.	11,800	705,758
Edwards Lifesciences Corp.*	10,800	1,180,548
Hologic, Inc.*	13,900	509,991
IDEXX Laboratories, Inc.*	4,500	699,705
Intuitive Surgical, Inc.*	1,950	2,039,466
Medtronic PLC	69,015	5,367,297
ResMed, Inc.	6,600	507,936
Stryker Corp.	15,600	2,215,512
Varian Medical Systems, Inc.*	4,800	480,288
Zimmer Biomet Holdings, Inc.	10,111	1,183,897

		30,496,844

Health Care Providers & Services 2.7%
Aetna, Inc.	16,744	2,662,463
AmerisourceBergen Corp.	8,600	711,650
Anthem, Inc.	13,460	2,555,785
Cardinal Health, Inc.	15,973	1,068,913
Centene Corp.*	8,600	832,222
Cigna Corp.	12,921	2,415,452
DaVita, Inc.*	7,700	457,303
Envision Healthcare Corp.*	6,000	269,700
Express Scripts Holding Co.*	29,770	1,885,036
HCA Healthcare, Inc.*	14,500	1,154,055
Henry Schein, Inc.*	8,200	672,318
Humana, Inc.	7,360	1,793,117
Laboratory Corp. of America Holdings*	5,300	800,141
McKesson Corp.	10,826	1,662,982
Patterson Cos., Inc.	4,100	158,465
Quest Diagnostics, Inc.	6,800	636,752
UnitedHealth Group, Inc.	48,648	9,527,711
Universal Health Services, Inc., (Class B Stock)	4,400	488,136

		29,752,201

Health Care Technology 0.1%
Cerner Corp.*	14,600	1,041,272

See Notes to Financial Statements.

22

	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	21,100	$1,362,427
Chipotle Mexican Grill, Inc.*	1,460	449,432
Darden Restaurants, Inc.	6,353	500,489
Hilton Worldwide Holdings, Inc.	10,100	701,445
Marriott International, Inc. (Class A Stock)	15,810	1,743,211
McDonald’s Corp.	41,130	6,444,248
MGM Resorts International	22,500	733,275
Royal Caribbean Cruises Ltd.	8,700	1,031,298
Starbucks Corp.	73,200	3,931,572
Wyndham Worldwide Corp.	5,251	553,508
Wynn Resorts Ltd.	3,900	580,788
Yum! Brands, Inc.	16,464	1,211,915

		19,243,608

Household Durables 0.4%
D.R. Horton, Inc.	16,100	642,873
Garmin Ltd.	5,400	291,438
Leggett & Platt, Inc.	6,700	319,791
Lennar Corp. (Class A Stock)	9,900	522,720
Mohawk Industries, Inc.*	3,300	816,783
Newell Brands, Inc.	24,127	1,029,499
PulteGroup, Inc.	14,311	391,120
Whirlpool Corp.	3,785	698,105

		4,712,329

Household Products 1.7%
Church & Dwight Co., Inc.	12,000	581,400
Clorox Co. (The)	6,632	874,827
Colgate-Palmolive Co.	44,760	3,260,766
Kimberly-Clark Corp.	18,116	2,131,891
Procter & Gamble Co. (The)	128,923	11,729,415

		18,578,299

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	31,300	344,926
NRG Energy, Inc.	14,800	378,732

		723,658

Industrial Conglomerates 2.1%
3M Co.	30,198	6,338,560
General Electric Co.	438,107	10,593,428
Honeywell International, Inc.	38,415	5,444,942

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	23

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
Roper Technologies, Inc.	5,200	$1,265,680

		23,642,610

Insurance 2.7%
Aflac, Inc.	19,900	1,619,661
Allstate Corp. (The)	18,608	1,710,261
American International Group, Inc.	44,401	2,725,777
Aon PLC	13,289	1,941,523
Arthur J Gallagher & Co.	8,700	535,485
Assurant, Inc.	2,900	277,008
Brighthouse Financial, Inc.*	4,972	302,298
Chubb Ltd.	23,623	3,367,459
Cincinnati Financial Corp.	7,607	582,468
Everest Re Group Ltd.	1,950	445,360
Hartford Financial Services Group, Inc. (The)	18,453	1,022,850
Lincoln National Corp.	11,351	834,071
Loews Corp.	14,017	670,854
Marsh & McLennan Cos., Inc.	26,140	2,190,793
MetLife, Inc.	53,800	2,794,910
Principal Financial Group, Inc.	13,400	862,156
Progressive Corp. (The)	29,216	1,414,639
Prudential Financial, Inc.(g)	21,650	2,301,828
Torchmark Corp.	5,533	443,138
Travelers Cos., Inc. (The)	14,151	1,733,781
Unum Group	10,826	553,533
Willis Towers Watson PLC	6,400	987,072
XL Group Ltd. (Bermuda)	13,200	520,740

		29,837,665

Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.*	20,050	19,275,067
Expedia, Inc.	6,300	906,822
Netflix, Inc.*	21,900	3,971,565
Priceline Group, Inc. (The)*	2,550	4,668,591
TripAdvisor, Inc.*	5,400	218,862

		29,040,907

Internet Software & Services 4.7%
Akamai Technologies, Inc.*	8,300	404,376
Alphabet, Inc. (Class A Stock)*	15,100	14,703,172
Alphabet, Inc. (Class C Stock)*	15,172	14,551,617
eBay, Inc.*	50,100	1,926,846

See Notes to Financial Statements.

24

	Shares	Value
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
Facebook, Inc. (Class A Stock)*	119,500	$20,418,965
VeriSign, Inc.*(a)	4,400	468,116

		52,473,092

IT Services 3.9%
Accenture PLC, (Class A Stock)	31,200	4,214,184
Alliance Data Systems Corp.	2,890	640,279
Automatic Data Processing, Inc.	22,678	2,479,159
Cognizant Technology Solutions Corp. (Class A Stock)	29,400	2,132,676
CSRA, Inc.	7,251	233,990
DXC Technology Co.	14,159	1,215,975
Fidelity National Information Services, Inc.	16,600	1,550,274
Fiserv, Inc.*	10,900	1,405,664
Gartner, Inc.*	4,300	534,963
Global Payments, Inc.	7,700	731,731
International Business Machines Corp.	43,234	6,272,389
Mastercard, Inc. (Class A Stock)	47,200	6,664,640
Paychex, Inc.	15,825	948,867
PayPal Holdings, Inc.*	55,900	3,579,277
Total System Services, Inc.	8,371	548,301
Visa, Inc. (Class A Stock)	93,120	9,799,949
Western Union Co. (The)	23,252	446,438

		43,398,756

Leisure Products 0.1%
Hasbro, Inc.	5,954	581,527
Mattel, Inc.(a)	17,013	263,361

		844,888

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	15,998	1,027,071
Illumina, Inc.*	7,400	1,474,080
Mettler-Toledo International, Inc.*	1,360	851,578
PerkinElmer, Inc.	5,770	397,957
Quintiles IMS Holdings, Inc.*	6,200	589,434
Thermo Fisher Scientific, Inc.	19,822	3,750,322
Waters Corp.*	4,100	736,032

		8,826,474

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	25

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Machinery 1.6%
Caterpillar, Inc.	29,756	$3,710,871
Cummins, Inc.	8,016	1,346,928
Deere & Co.	15,180	1,906,456
Dover Corp.	7,862	718,508
Flowserve Corp.	6,400	272,576
Fortive Corp.	15,250	1,079,548
Illinois Tool Works, Inc.	15,636	2,313,503
Ingersoll-Rand PLC	12,800	1,141,376
PACCAR, Inc.	17,764	1,285,048
Parker-Hannifin Corp.	6,938	1,214,289
Pentair PLC (United Kingdom)	8,546	580,786
Snap-on, Inc.	2,942	438,387
Stanley Black & Decker, Inc.	7,788	1,175,754
Xylem, Inc.	9,300	582,459

		17,766,489

Media 2.8%
CBS Corp. (Class B Stock)	18,376	1,065,808
Charter Communications, Inc., (Class A Stock)*	10,420	3,786,836
Comcast Corp. (Class A Stock)	238,570	9,180,174
Discovery Communications, Inc., (Class A Stock)*(a)	7,400	157,546
Discovery Communications, Inc., (Class C Stock)*	9,400	190,444
DISH Network Corp., (Class A Stock)*	11,400	618,222
Interpublic Group of Cos., Inc. (The)	19,388	403,077
News Corp. (Class A Stock)	16,975	225,089
News Corp. (Class B Stock)	2,700	36,855
Omnicom Group, Inc.	11,934	883,951
Scripps Networks Interactive, Inc. (Class A Stock)	4,900	420,861
Time Warner, Inc.	39,074	4,003,131
Twenty-First Century Fox, Inc., (Class A Stock)	51,600	1,361,208
Twenty-First Century Fox, Inc., (Class B Stock)	23,500	606,065
Viacom, Inc. (Class B Stock)	17,076	475,396
Walt Disney Co. (The)	76,213	7,512,315

		30,926,978

Metals & Mining 0.3%
Freeport-McMoRan, Inc.*	66,892	939,164
Newmont Mining Corp.	25,897	971,396
Nucor Corp.	16,112	902,917

		2,813,477

See Notes to Financial Statements.

26

	Shares	Value
COMMON STOCKS (Continued)

Multi-Utilities 1.0%
Ameren Corp.	12,469	$721,207
CenterPoint Energy, Inc.	20,679	604,033
CMS Energy Corp.	14,300	662,376
Consolidated Edison, Inc.	15,451	1,246,587
Dominion Energy, Inc.	31,504	2,423,603
DTE Energy Co.	9,087	975,580
NiSource, Inc.	15,300	391,527
Public Service Enterprise Group, Inc.	24,994	1,155,972
SCANA Corp.	7,200	349,128
Sempra Energy	12,898	1,472,049
WEC Energy Group, Inc.	15,933	1,000,274

		11,002,336

Multiline Retail 0.4%
Dollar General Corp.	12,700	1,029,335
Dollar Tree, Inc.*	11,942	1,036,804
Kohl’s Corp.	8,300	378,895
Macy’s, Inc.	14,882	324,725
Nordstrom, Inc.	5,000	235,750
Target Corp.	27,882	1,645,317

		4,650,826

Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	27,536	1,345,134
Andeavor	7,500	773,625
Apache Corp.	17,848	817,438
Cabot Oil & Gas Corp.	23,400	625,950
Chesapeake Energy Corp.*(a)	34,700	149,210
Chevron Corp.	95,492	11,220,310
Cimarex Energy Co.	4,900	556,983
Concho Resources, Inc.*	7,600	1,001,072
ConocoPhillips	61,657	3,085,933
Devon Energy Corp.	25,900	950,789
EOG Resources, Inc.	29,100	2,815,134
EQT Corp.	8,400	548,016
Exxon Mobil Corp.	213,692	17,518,470
Hess Corp.	13,534	634,609
Kinder Morgan, Inc.	95,880	1,838,979
Marathon Oil Corp.	41,978	569,222
Marathon Petroleum Corp.	25,878	1,451,238
Newfield Exploration Co.*	9,500	281,865
Noble Energy, Inc.	22,500	638,100

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	27

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Occidental Petroleum Corp.	38,176	$2,451,281
ONEOK, Inc.	18,600	1,030,626
Phillips 66	22,328	2,045,468
Pioneer Natural Resources Co.	8,800	1,298,352
Range Resources Corp.	7,800	152,646
Valero Energy Corp.	22,300	1,715,539
Williams Cos., Inc. (The)	41,192	1,236,172

		56,752,161

Personal Products 0.1%
Coty, Inc., (Class A Stock)	23,000	380,190
Estee Lauder Cos., Inc. (The), (Class A Stock)	11,200	1,207,808

		1,587,998

Pharmaceuticals 4.8%
Allergan PLC	17,095	3,503,620
Bristol-Myers Squibb Co.	83,079	5,295,456
Eli Lilly & Co.	48,897	4,182,649
Johnson & Johnson	135,869	17,664,329
Merck & Co., Inc.	137,933	8,831,850
Mylan NV*	24,100	756,017
Perrigo Co. PLC	7,400	626,410
Pfizer, Inc.	301,323	10,757,231
Zoetis, Inc.	25,000	1,594,000

		53,211,562

Professional Services 0.3%
Equifax, Inc.	6,230	660,318
IHS Markit Ltd.*	16,300	718,504
Nielsen Holdings PLC	15,900	659,055
Robert Half International, Inc.	6,000	302,040
Verisk Analytics, Inc.*	7,600	632,244

		2,972,161

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	15,100	571,988

Road & Rail 0.9%
CSX Corp.	46,218	2,507,789
J.B. Hunt Transport Services, Inc.	4,150	460,982
Kansas City Southern	5,600	608,608
Norfolk Southern Corp.	14,861	1,965,219

See Notes to Financial Statements.

28

	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Union Pacific Corp.	40,716	$4,721,834

		10,264,432

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.*(a)	35,500	452,625
Analog Devices, Inc.	18,747	1,615,429
Applied Materials, Inc.	53,988	2,812,235
Broadcom Ltd.	20,429	4,954,850
Intel Corp.	237,388	9,039,735
KLA-Tencor Corp.	7,920	839,520
Lam Research Corp.	8,262	1,528,801
Microchip Technology, Inc.	11,100	996,558
Micron Technology, Inc.*	53,016	2,085,119
NVIDIA Corp.	30,000	5,363,100
Qorvo, Inc.*	6,671	471,506
QUALCOMM, Inc.	74,600	3,867,264
Skyworks Solutions, Inc.	9,500	968,050
Texas Instruments, Inc.	50,252	4,504,589
Xilinx, Inc.	12,500	885,375

		40,384,756

Software 5.0%
Activision Blizzard, Inc.	36,300	2,341,713
Adobe Systems, Inc.*	24,940	3,720,549
ANSYS, Inc.*	4,200	515,466
Autodesk, Inc.*	10,020	1,124,845
CA, Inc.	14,858	495,960
Cadence Design Systems, Inc.*	12,100	477,587
Citrix Systems, Inc.*	7,700	591,514
Electronic Arts, Inc.*	15,700	1,853,542
Intuit, Inc.	12,300	1,748,322
Microsoft Corp.	389,112	28,984,953
Oracle Corp.	151,740	7,336,629
Red Hat, Inc.*	9,200	1,019,912
salesforce.com, Inc.*	34,000	3,176,280
Symantec Corp.	30,417	997,982
Synopsys, Inc.*	7,700	620,081

		55,005,335

Specialty Retail 2.1%
Advance Auto Parts, Inc.	3,550	352,160
AutoZone, Inc.*	1,470	874,812

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	29

Schedule of Investments (continued)

as of September 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Best Buy Co., Inc.	13,500	$768,960
CarMax, Inc.*(a)	9,500	720,195
Foot Locker, Inc.	6,600	232,452
Gap, Inc. (The)	9,513	280,919
Home Depot, Inc. (The)	59,984	9,810,983
L Brands, Inc.	11,922	496,074
Lowe’s Cos., Inc.	43,496	3,477,070
O’Reilly Automotive, Inc.*	4,600	990,702
Ross Stores, Inc.	19,800	1,278,486
Signet Jewelers Ltd.	3,600	239,580
Tiffany & Co.	5,700	523,146
TJX Cos., Inc. (The)	32,464	2,393,571
Tractor Supply Co.	5,500	348,095
Ulta Beauty, Inc.*	2,920	660,095

		23,447,300

Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	260,988	40,223,471
Hewlett Packard Enterprise Co.	82,602	1,215,075
HP, Inc.	83,302	1,662,708
NetApp, Inc.	13,000	568,880
Seagate Technology PLC	14,600	484,282
Western Digital Corp.	14,625	1,263,600
Xerox Corp.	9,825	327,074

		45,745,090

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	13,300	535,724
Hanesbrands, Inc.(a)	17,700	436,128
Michael Kors Holdings Ltd.*	7,200	344,520
NIKE, Inc. (Class B Stock)	66,604	3,453,417
PVH Corp.	4,000	504,240
Ralph Lauren Corp.	3,000	264,870
Under Armour, Inc., (Class A Stock)*(a)	8,100	133,488
Under Armour, Inc., (Class C Stock)*(a)	7,567	113,656
VF Corp.	16,236	1,032,123

		6,818,166

Tobacco 1.3%
Altria Group, Inc.	97,479	6,182,118
Philip Morris International, Inc.	78,379	8,700,853

		14,882,971

See Notes to Financial Statements.

30

	Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.2%
Fastenal Co.	14,100	$642,678
United Rentals, Inc.*	4,500	624,330
W.W. Grainger, Inc.	2,654	477,056

		1,744,064

Water Utilities 0.1%
American Water Works Co., Inc.	8,900	720,099

TOTAL COMMON STOCKS (cost $322,127,667)		1,087,178,658

EXCHANGE TRADED FUND 0.2%
iShares Core S&P 500 ETF (cost $2,101,107)	9,300	2,352,249

TOTAL LONG-TERM INVESTMENTS (cost $324,228,774)		1,089,530,907

SHORT-TERM INVESTMENTS 2.2%

AFFILIATED MUTUAL FUNDS 2.1%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	19,203,477	19,203,477
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $3,792,050; includes $3,788,768 of cash collateral for securities on loan)(b)(w)	3,791,924	3,792,303

TOTAL AFFILIATED MUTUAL FUNDS (cost $22,995,527)		22,995,780

	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bills, 1.031%, 12/21/17 (cost $1,097,500)	1,100	1,097,574

TOTAL SHORT-TERM INVESTMENTS (cost $24,093,027)		24,093,354

TOTAL INVESTMENTS 100.3% (cost $348,321,801)		$1,113,624,261
Liabilities in excess of other assets(z) (0.3)%		(3,708,016)

NET ASSETS 100.0%		$1,109,916,245

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	31

Schedule of Investments (continued)

as of September 30, 2017

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,711,510; cash collateral of $3,788,768 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at September 30, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
52	S&P 500 E-Mini Index	Dec. 2017	$6,481,915	$6,541,860	$59,945
23	S&P 500 Index	Dec. 2017	14,341,167	14,467,575	126,408

					$186,353

A security with a market value of $1,097,574 has been segregated with UBS AG to cover requirements for open futures contracts at September 30, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

32

The following is a summary of the inputs used as of September 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$27,517,549	$—	$—
Air Freight & Logistics	8,018,127	—	—
Airlines	5,730,173	—	—
Auto Components	2,196,497	—	—
Automobiles	5,551,058	—	—
Banks	70,508,322	—	—
Beverages	21,671,061	—	—
Biotechnology	34,890,180	—	—
Building Products	3,827,632	—	—
Capital Markets	32,622,909	—	—
Chemicals	23,890,631	—	—
Commercial Services & Supplies	3,334,803	—	—
Communications Equipment	10,957,647	—	—
Construction & Engineering	871,883	—	—
Construction Materials	1,493,839	—	—
Consumer Finance	8,123,992	—	—
Containers & Packaging	4,007,393	—	—
Distributors	1,287,056	—	—
Diversified Consumer Services	267,978	—	—
Diversified Financial Services	18,027,693	—	—
Diversified Telecommunication Services	23,608,896	—	—
Electric Utilities	21,011,110	—	—
Electrical Equipment	6,114,475	—	—
Electronic Equipment, Instruments & Components	4,430,685	—	—
Energy Equipment & Services	9,162,008	—	—
Equity Real Estate Investment Trusts (REITs)	31,366,997	—	—
Food & Staples Retailing	19,377,263	—	—
Food Products	13,430,009	—	—
Health Care Equipment & Supplies	30,496,844	—	—
Health Care Providers & Services	29,752,201	—	—
Health Care Technology	1,041,272	—	—
Hotels, Restaurants & Leisure	19,243,608	—	—
Household Durables	4,712,329	—	—
Household Products	18,578,299	—	—
Independent Power & Renewable Electricity Producers	723,658	—	—
Industrial Conglomerates	23,642,610	—	—
Insurance	29,837,665	—	—
Internet & Direct Marketing Retail	29,040,907	—	—
Internet Software & Services	52,473,092	—	—
IT Services	43,398,756	—	—

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	33

Schedule of Investments (continued)

as of September 30, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Leisure Products	$844,888	$—	$—
Life Sciences Tools & Services	8,826,474	—	—
Machinery	17,766,489	—	—
Media	30,926,978	—	—
Metals & Mining	2,813,477	—	—
Multi-Utilities	11,002,336	—	—
Multiline Retail	4,650,826	—	—
Oil, Gas & Consumable Fuels	56,752,161	—	—
Personal Products	1,587,998	—	—
Pharmaceuticals	53,211,562	—	—
Professional Services	2,972,161	—	—
Real Estate Management & Development	571,988	—	—
Road & Rail	10,264,432	—	—
Semiconductors & Semiconductor Equipment	40,384,756	—	—
Software	55,005,335	—	—
Specialty Retail	23,447,300	—	—
Technology Hardware, Storage & Peripherals	45,745,090	—	—
Textiles, Apparel & Luxury Goods	6,818,166	—	—
Tobacco	14,882,971	—	—
Trading Companies & Distributors	1,744,064	—	—
Water Utilities	720,099	—	—
Exchange Traded Fund	2,352,249	—	—
Affiliated Mutual Funds	22,995,780	—	—
U.S. Treasury Obligation	—	1,097,574	—
Other Financial Instruments*
Futures Contracts	186,353	—	—

Total	$1,112,713,040	$1,097,574	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

34

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2017 were as follows (unaudited):

Industry Classification:

Banks	6.4%
Oil, Gas & Consumable Fuels	5.1
Software	5.0
Pharmaceuticals	4.8
Internet Software & Services	4.7
Technology Hardware, Storage & Peripherals	4.1
IT Services	3.9
Semiconductors & Semiconductor Equipment	3.6
Biotechnology	3.1
Capital Markets	2.9
Equity Real Estate Investment Trusts (REITs)	2.8
Media	2.8
Health Care Equipment & Supplies	2.8
Insurance	2.7
Health Care Providers & Services	2.7
Internet & Direct Marketing Retail	2.6
Aerospace & Defense	2.5
Chemicals	2.2
Industrial Conglomerates	2.1
Diversified Telecommunication Services	2.1
Specialty Retail	2.1
Affiliated Mutual Funds (including 0.3% of collateral for securities on loan)	2.1
Beverages	2.0
Electric Utilities	1.9
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.7
Household Products	1.7
Diversified Financial Services	1.6
Machinery	1.6
Tobacco	1.3
Food Products	1.2
Multi-Utilities	1.0
Communications Equipment	1.0
Road & Rail	0.9
Energy Equipment & Services	0.8
Life Sciences Tools & Services	0.8
Consumer Finance	0.7%
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.6
Airlines	0.5
Automobiles	0.5
Household Durables	0.4
Multiline Retail	0.4
Electronic Equipment, Instruments & Components	0.4
Containers & Packaging	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Professional Services	0.3
Metals & Mining	0.3
Exchange Traded Fund	0.2
Auto Components	0.2
Trading Companies & Distributors	0.2
Personal Products	0.1
Construction Materials	0.1
Distributors	0.1
U.S. Treasury Obligation	0.1
Health Care Technology	0.1
Construction & Engineering	0.1
Leisure Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0 *

100.3
Liabilities in excess of other assets	(0.3)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	35

Schedule of Investments (continued)

as of September 30, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of September 30, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker— variation margin futures	$186,353	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$5,271,780

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(384,943)

For the year ended September 30, 2017, the average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$31,360,477

(1) Value at Trade Date.

See Notes to Financial Statements.

36

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,711,510	$(3,711,510)	$ —

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	37

Statement of Assets & Liabilities

as of September 30, 2017

Assets
Investments at value, including securities on loan of $3,711,510:
Unaffiliated investments (cost $324,657,830)	$1,088,326,653
Affiliated investments (cost $23,663,971)	25,297,608
Cash	5,760
Receivable for Fund shares sold	1,246,192
Dividends receivable	1,035,566
Due from broker—variation margin futures	70,140
Prepaid expenses	10,877

Total Assets	1,115,992,796

Liabilities
Payable to broker for collateral for securities on loan	3,788,768
Payable for Fund shares reacquired	1,872,109
Accrued expenses and other liabilities	162,474
Distribution fee payable	141,750
Management fee payable	72,246
Affiliated transfer agent fee payable	39,204

Total Liabilities	6,076,551

Net Assets	$1,109,916,245

Net assets were comprised of:
Shares of beneficial interest, at par	$21,437
Paid-in capital in excess of par	291,657,418

291,678,855
Undistributed net investment income	16,178,324
Accumulated net realized gain on investment transactions	36,570,253
Net unrealized appreciation on investments	765,488,813

Net assets, September 30, 2017	$1,109,916,245

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share ($266,434,199 ÷ 5,156,038 shares of beneficial interest issued and outstanding)	$51.67
Maximum sales charge (3.25% of offering price)	1.74

Maximum offering price to public	$53.41

Class C
Net asset value, offering price and redemption price per share
($94,169,254 ÷ 1,839,544 shares of beneficial interest issued and outstanding)	$51.19

Class I
Net asset value, offering price and redemption price per share
($333,338,826 ÷ 6,423,992 shares of beneficial interest issued and outstanding)	$51.89

Class Z
Net asset value, offering price and redemption price per share
($415,973,966 ÷ 8,017,273 shares of beneficial interest issued and outstanding)	$51.88

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	39

Statement of Operations

Year Ended September 30, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$21,675,166
Affiliated dividend income	332,919
Income from securities lending, net (including affiliated income of $13,470)	36,798
Interest income	10,777

Total income	22,055,660

Expenses
Management fee	1,594,961
Distribution fee—Class A	771,794
Distribution fee—Class C	853,955
Transfer agent fee—Class A (including affiliated expense of $204,800)	288,000
Transfer agent fee—Class C (including affiliated expense of $9,300)	42,000
Transfer agent fee—Class I (including affiliated expense of $238,000)	238,000
Transfer agent fee—Class Z (including affiliated expense of $537,000)	537,000
Custodian and accounting fees	115,000
Registration fees	80,000
Shareholders’ reports	53,000
Legal fees and expenses	30,000
Audit fee	25,000
Trustees’ fees	24,000
Miscellaneous	28,961

Total expenses	4,681,671
Less: Expense waiver	(719,035)

Net expenses	3,962,636

Net investment income (loss)	18,093,024

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $109,061)	40,526,754
Futures transactions	5,271,780

45,798,534

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $481,915)	119,760,437
Futures	(384,943)

119,375,494

Net gain (loss) on investment transactions	165,174,028

Net Increase (Decrease) In Net Assets Resulting From Operations	$183,267,052

See Notes to Financial Statements.

40

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,093,024	$17,903,831
Net realized gain (loss) on investment transactions	45,798,534	20,591,435
Net change in unrealized appreciation (depreciation) on investments	119,375,494	100,262,312

Net increase (decrease) in net assets resulting from operations	183,267,052	138,757,578

Dividends and Distributions

Dividends from net investment income
Class A	(3,917,494)	(4,352,960)
Class C	(743,425)	(774,739)
Class I	(6,381,312)	(7,600,934)
Class Z	(7,309,837)	(9,144,499)

	(18,352,068)	(21,873,132)

Distributions from net realized gains and capital gain distributions received
Class A	(4,824,460)	(3,106,382)
Class C	(1,472,722)	(808,687)
Class I	(6,529,611)	(4,611,857)
Class Z	(7,707,918)	(5,694,893)

	(20,534,711)	(14,221,819)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	209,977,288	213,708,737
Net asset value of shares issued in reinvestment of dividends and distributions	38,673,391	35,898,644
Cost of shares reacquired	(324,980,221)	(244,408,218)

Net increase (decrease) in net assets from Fund share transactions	(76,329,542)	5,199,163

Total increase (decrease)	68,050,731	107,861,790

Net Assets:

Beginning of year	1,041,865,514	934,003,724

End of year(a)	$1,109,916,245	$1,041,865,514

(a) Includes undistributed net investment income of:	$16,178,324	$16,185,957

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	41

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust consists of one investment portfolio: Prudential QMA Stock Index Fund (the “Fund”). The Trust was established as a Delaware business trust on May 11, 1992.

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at

42

the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

Prudential QMA Stock Index Fund	43

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities

44

in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Prudential QMA Stock Index Fund	45

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .15% of the Fund’s average daily net assets up to and including $1 billion and .10% of such average daily net assets in excess of $1 billion. PGIM Investments has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of the Fund through January 31, 2019. The effective management fee rate before any waivers and/or expense reimbursement was .15% of the average daily net assets for the year ended September 30, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .08%.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $219,834 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2017. From these fees,

46

PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2017, it received $80 and $9,743 in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2017, PGIM, Inc. was compensated $5,811 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended September 30, 2017, were $45,722,192 and $122,537,803, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

Prudential QMA Stock Index Fund	47

Notes to Financial Statements (continued)

recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2017, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $251,411 due to certain book to tax differences. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended September 30, 2017, the tax character of dividends paid by the Fund were $22,119,405 from ordinary income and $16,767,374 from long-term capital gains. For the year ended September 30, 2016, the tax character of dividends paid by the Fund were $23,593,071 from ordinary income and $12,501,880 from long-term capital gains.

As of September 30, 2017, the accumulated undistributed earnings on a tax basis were $18,872,766 of ordinary income and $41,329,743 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$355,775,733	$767,263,408	$(9,228,525)	$758,034,883

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

48

6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% during the first year. Class I shares and Class Z Shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, currently of one Fund, divided into five classes, designated Class A, Class C, Class I, Class Q and Class Z shares. The Fund currently does not have any Class Q shares outstanding.

At reporting period end, four shareholders of record held 36% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 15% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2017:
Shares sold	849,318	$40,042,531
Shares issued in reinvestment of dividends and distributions	188,570	8,613,901
Shares reacquired	(1,125,735)	(54,010,729)

Net increase (decrease) in shares outstanding before conversion	(87,847)	(5,354,297)
Shares issued upon conversion from other share class(es)	29,927	1,451,445
Shares reacquired upon conversion into other share class(es)	(46,652)	(2,279,206)

Net increase (decrease) in shares outstanding	(104,572)	$(6,182,058)

Year ended September 30, 2016:
Shares sold	1,306,787	$56,130,303
Shares issued in reinvestment of dividends and distributions	174,058	7,341,775
Shares reacquired	(1,097,738)	(47,214,002)

Net increase (decrease) in shares outstanding before conversion	383,107	16,258,076
Shares reacquired upon conversion into other share class(es)	(19,214)	(836,360)

Net increase (decrease) in shares outstanding	363,893	$15,421,716

Prudential QMA Stock Index Fund	49

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2017:
Shares sold	525,000	$24,713,507
Shares issued in reinvestment of dividends and distributions	47,816	2,174,659
Shares reacquired	(247,780)	(11,854,418)

Net increase (decrease) in shares outstanding before conversion	325,036	15,033,748
Shares reacquired upon conversion into other share class(es)	(88,708)	(4,258,548)

Net increase (decrease) in shares outstanding	236,328	$10,775,200

Year ended September 30, 2016:
Shares sold	574,880	$24,458,796
Shares issued in reinvestment of dividends and distributions	36,896	1,550,360
Shares reacquired	(204,494)	(8,748,710)

Net increase (decrease) in shares outstanding before conversion	407,282	17,260,446
Shares reacquired upon conversion into other share class(es)	(23,541)	(1,032,100)

Net increase (decrease) in shares outstanding	383,741	$16,228,346

Class I
Year ended September 30, 2017:
Shares sold	1,310,965	$62,562,418
Shares issued in reinvestment of dividends and distributions	281,834	12,893,918
Shares reacquired	(2,520,013)	(121,710,610)

Net increase (decrease) in shares outstanding before conversion	(927,214)	(46,254,274)
Shares issued upon conversion from Class	7,149	341,205
Shares reacquired upon conversion into Class	(4,308)	(198,843)

Net increase (decrease) in shares outstanding	(924,373)	$(46,111,912)

Year ended September 30, 2016:
Shares sold	1,292,458	$55,444,691
Shares issued in reinvestment of dividends and distributions	288,870	12,198,976
Shares reacquired	(1,425,725)	(61,409,238)

Net increase (decrease) in shares outstanding	155,603	$6,234,429

Class Z
Year ended September 30, 2017:
Shares sold	1,744,755	$82,658,832
Shares issued in reinvestment of dividends and distributions	327,527	14,990,913
Shares reacquired	(2,861,214)	(137,404,464)

Net increase (decrease) in shares outstanding before conversion	(788,932)	(39,754,719)
Shares issued upon conversion from other share class(es)	107,477	5,217,931
Shares reacquired upon conversion into other share class(es)	(5,864)	(273,984)

Net increase (decrease) in shares outstanding	(687,319)	$(34,810,772)

Year ended September 30, 2016:
Shares sold	1,810,000	$77,674,947
Shares issued in reinvestment of dividends and distributions	350,557	14,807,533
Shares reacquired	(2,965,444)	(127,036,268)

Net increase (decrease) in shares outstanding before conversion	(804,887)	(34,553,788)
Shares issued upon conversion from other shares class(es)	42,441	1,868,460

Net increase (decrease) in shares outstanding	(762,446)	$(32,685,328)

50

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. Prior to October 6, 2016, the Fund had another SCA that provided a commitment of $900 million and the Fund paid an annualized commitment fee of .11% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA has been renewed effective October 5, 2017 and will continue to provide a commitment of $900 million through October 4, 2018. The commitment fee paid by the Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended September 30, 2017. The average daily balance for the 1 day that the Fund had loans outstanding during the period was $3,046,000, borrowed at a weighted average interest rate of 2.476%. The maximum loan balance outstanding during the period was $3,046,000. At September 30, 2017, the Fund did not have an outstanding loan balance.

8. Recent Accounting Pronouncements and Reporting Updates

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new forms, rules and rule amendments intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that registered investment companies provide to investors. Among the new reporting and disclosure requirements, the SEC would require registered investment companies to establish a liquidity risk management program and to file a new monthly Form N-PORT that provides more detailed information about fund holdings and their liquidity. In addition, the SEC is adopting new Form N-CEN which will require registered

Prudential QMA Stock Index Fund	51

Notes to Financial Statements (continued)

investment companies to annually report certain census-type information. The compliance dates are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impact to the funds.

9. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective October 1, 2017.

52

Financial Highlights

Class A Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$45.37	$40.91	$43.97	$37.45	$32.09
Income (loss) from investment operations:
Net investment income (loss)	.71	.69	.65	.61	.58
Net realized and unrealized gain (loss) on investment transactions	7.23	5.27	(.93)	6.47	5.30
Total from investment operations	7.94	5.96	(.28)	7.08	5.88
Less Dividends and Distributions:
Dividends from net investment income	(.74)	(.84)	(.63)	(.47)	(.52)
Distributions from net realized gains and capital gain distributions received	(.90)	(.66)	(2.15)	(.09)	-
Total dividends and distributions	(1.64)	(1.50)	(2.78)	(.56)	(.52)
Net asset value, end of year	$51.67	$45.37	$40.91	$43.97	$37.45
Total Return(b):	17.97%	14.85%	(1.06)%	19.09%	18.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$266,434	$238,671	$200,334	$197,250	$162,557
Average net assets (000)	$257,269	$222,230	$210,562	$184,199	$153,755
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.52%	.53%	.54%	.53%	.54%
Expenses before waivers and/or expense reimbursement	.59%	.60%	.61%	.67%	.76%
Net investment income (loss)	1.49%	1.61%	1.49%	1.47%	1.69%
Portfolio turnover rate	4%	4%	6%	4%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$44.97	$40.56	$43.64	$37.18	$31.87
Income (loss) from investment operations:
Net investment income (loss)	.40	.41	.37	.35	.36
Net realized and unrealized gain (loss) on investment transactions	7.18	5.22	(.94)	6.45	5.29
Total from investment operations	7.58	5.63	(.57)	6.80	5.65
Less Dividends and Distributions:
Dividends from net investment income	(.46)	(.56)	(.36)	(.25)	(.34)
Distributions from net realized gains and capital gain distributions received	(.90)	(.66)	(2.15)	(.09)	-
Total dividends and distributions	(1.36)	(1.22)	(2.51)	(.34)	(.34)
Net asset value, end of year	$51.19	$44.97	$40.56	$43.64	$37.18
Total Return(b):	17.24%	14.10%	(1.70)%	18.38%	17.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$94,169	$72,100	$49,462	$38,749	$29,139
Average net assets (000)	$85,397	$61,856	$46,945	$34,419	$25,730
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.16%	1.18%	1.19%	1.16%	1.16%
Expenses before waivers and/or expense reimbursement	1.23%	1.25%	1.26%	1.30%	1.38%
Net investment income (loss)	.85%	.96%	.85%	.84%	1.06%
Portfolio turnover rate	4%	4%	6%	4%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

54

Class I Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$45.54	$41.07	$44.14	$37.57	$32.20
Income (loss) from investment operations:
Net investment income (loss)	.88	.84	.81	.75	.70
Net realized and unrealized gain (loss) on investment transactions	7.26	5.29	(.97)	6.51	5.30
Total from investment operations	8.14	6.13	(.16)	7.26	6.00
Less Dividends and Distributions:
Dividends from net investment income	(.89)	(1.00)	(.76)	(.60)	(.63)
Distributions from net realized gains and capital gain distributions received	(.90)	(.66)	(2.15)	(.09)	-
Total dividends and distributions	(1.79)	(1.66)	(2.91)	(.69)	(.63)
Net asset value, end of year	$51.89	$45.54	$41.07	$44.14	$37.57
Total Return(b):	18.40%	15.23%	(.77)%	19.54%	19.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$333,339	$334,673	$295,412	$255,507	$222,993
Average net assets (000)	$339,473	$323,821	$291,839	$241,829	$193,507
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.18%	.19%	.19%	.19%	.19%
Expenses before waivers and/or expense reimbursement	.25%	.26%	.26%	.33%	.41%
Net investment income (loss)	1.86%	1.96%	1.83%	1.81%	2.03%
Portfolio turnover rate	4%	4%	6%	4%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$45.54	$41.07	$44.12	$37.57	$32.19
Income (loss) from investment operations:
Net investment income (loss)	.85	.82	.78	.73	.68
Net realized and unrealized gain (loss) on investment transactions	7.25	5.28	(.94)	6.49	5.31
Total from investment operations	8.10	6.10	(.16)	7.22	5.99
Less Dividends and Distributions:
Dividends from net investment income	(.86)	(.97)	(.74)	(.58)	(.61)
Distributions from net realized gains and capital gain distributions received	(.90)	(.66)	(2.15)	(.09)	-
Total dividends and distributions	(1.76)	(1.63)	(2.89)	(.67)	(.61)
Net asset value, end of year	$51.88	$45.54	$41.07	$44.12	$37.57
Total Return(b):	18.31%	15.16%	(.78)%	19.42%	19.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$415,974	$396,421	$388,796	$425,001	$405,721
Average net assets (000)	$412,869	$390,514	$442,546	$424,209	$390,330
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.24%	.25%	.25%	.25%	.25%
Expenses before waivers and/or expense reimbursement	.31%	.32%	.32%	.39%	.47%
Net investment income (loss)	1.77%	1.89%	1.78%	1.75%	1.98%
Portfolio turnover rate	4%	4%	6%	4%	3%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Stock Index Fund (the “Fund”), a series of Prudential Investment Portfolios 8, including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2017

Prudential QMA Stock Index Fund	57

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2017, the Fund reports the maximum amount allowed per share, but not less than $0.74 for Class A, C, I and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Stock Index Fund	95.36%	92.02%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential QMA Stock Index Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1996; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential QMA Stock Index Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Stock Index Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

[1]	Prudential QMA Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential QMA Stock Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2016 exceeded the management fees paid by PGIM Investments, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Stock Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted that the Fund’s recent performance had improved, with the Fund ranked in the second quartile of its Peer Universe for the first quarter of 2017.
•	The Board and PGIM Investments agreed to retain the existing management fee waiver so that the effective management fee rate is 0.08% though January 31, 2018 subsequently extended to January 31, 2019.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Stock Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Stock Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,574 and $34,123 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(c) Tax Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(d) All Other Fees

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢         Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢         Financial information systems design and implementation

➢         Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢         Actuarial services

➢         Internal audit outsourcing services

➢         Management functions or human resources

➢         Broker or dealer, investment adviser, or investment banking services

➢         Legal services and expert services unrelated to the audit

➢         Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2017 and September 30, 2016: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2017 and September 30, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 28, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 28, 2017